Exhibit 99.1

NEWS RELEASE	CONTACTS: R. Brian Hanson
Chief Financial Officer
ION Geophysical (281) 879-3672

Jack Lascar / Karen Roan
DRG&E (713) 529-6600
ION REPORTS STRONG FIRST QUARTER RESULTS
Earnings per diluted share doubles to $0.08
Company reaffirms 2008 earnings guidance
     HOUSTON - May 6, 2008 — ION Geophysical Corporation (NYSE: IO) today announced first quarter 2008 net income of $7.6 million, or $0.08 per diluted share, on revenues of $140.2 million compared to net income of $3.1 million, or $0.04 per diluted share, on revenues of $165.0 million for the same period a year ago. Revenues for the first quarter of 2007 included the first system sale of FireFly® for $20.8 million and the balance of the third VectorSeis® Ocean (VSO) system sale to Reservoir Exploration Technology, ASA (RXT) for $15.0 million. Excluding the $36 million impact of these two large sales, the first quarter 2008 revenues increased 9% to $140.2 million compared to $129.2 million for the first quarter of 2007.
     Bob Peebler, ION’s President and Chief Executive Officer, said, “We are pleased to announce strong results in our historically weakest quarter of the year. We saw significantly improved margins of at least five percentage points across all of our business segments. In total, our consolidated margins saw a double-digit increase to 35%, compared to 24% a year ago. In addition to a great start to the year, we also achieved several successes with our technology offerings, including strong demand in our DigiFIN™ line. Additionally, we are making solid progress on FireFly Version 2.0 with internal testing currently taking place at our Sealy field testing facility and are looking forward to full commercialization in the third quarter.”
FIRST QUARTER 2008
     Excluding the impact of the FireFly and VSO sale in the first quarter of 2007, ION Systems sales increased 6% over the first quarter of 2007 to $93.5 million. ION Solutions sales increased 14% to $46.6 million.
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

     Within the ION Systems group, Land Imaging Systems’ revenues remained essentially flat at $49.9 million compared to $52.7 million in the first quarter of 2007, excluding the FireFly sale. The quarter was highlighted by stronger Scorpion® system sales, offset by lower geophone sales compared to a year ago. Marine Imaging Systems revenues, excluding the 2007 VSO sale, increased 19% to $34.5 million compared to $29.1 million a year ago as demand for the Company’s streamer positioning and energy source products remained strong. ION’s Data Management Solutions business had another strong quarter, attributed primarily to solid sales of SPECTRA®, Orca® and GATOR® command and control software products.
     The ION Solutions group generated $46.6 million in revenues compared to $40.9 million in the same period a year ago. The 14% increase was primarily driven by increased multi-client data library sales in the India and Arctic regions and new venture sales related to the Company’s programs off the coast of South America.
     Gross margin for the first quarter of 2008 expanded dramatically to 35% from 24% in the first quarter of 2007 with strong improvements across all business segments. ION Systems saw notable margin improvements in Scorpion cable systems and vibroseis vehicle sales. For ION Solutions, the margin increase was driven by robust multi-client data library sales related to the Company’s recently completed programs in the Arctic region combined with strong pre-funded multi-client BasinSpan™ surveys off the coast of South America.
     Operating expenses for the first quarter increased to 27% of revenues as compared to 20% for the same period last year. General and administrative expenses as a percentage of revenues increased to 10.5% in the first quarter of 2008 compared to 6.8% for the first quarter of 2007. The overall increase in expenses relates to the company’s continued expansion of international operations and the growth of business, as well as the higher first quarter 2007 revenues. As the company continues into 2008, it expects to more fully leverage costs, similar to last year. Income from operations in the first quarter increased 73% to $10.3 million compared to $5.9 million in the first quarter of 2007. Adjusted EBITDA (earnings before net interest expense, taxes, depreciation and amortization and the fair value adjustment of preferred stock redemption features) for the first quarter increased 27% to $25.9 million compared to $20.4 million in the first quarter of 2007. A reconciliation of Adjusted EBITDA to reported earnings can be found at the end of this press release.
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

OUTLOOK
     The following statements are based on the Company’s current expectations. These statements are forward looking and actual results may differ materially. Factors affecting these forward-looking statements are detailed below.
     Brian Hanson, Executive Vice President and Chief Financial Officer, commented, “Based on our current pipeline of business, we are reiterating the earnings guidance we provided on December 17, 2007. We expect 2008 consolidated revenues to range between $780 and $830 million and earnings to be between $0.70 and $0.85 per diluted share. Additionally, we expect seismic activity to remain robust throughout 2008 and believe our company is in a strong competitive position with our new technologies, such as DigiFIN, Orca, FireFly, reverse time migration and full-wave processing. These technologies are designed to help oil companies solve their more complex reservoir problems and help our contractor customers deliver their services more efficiently. As in prior years, we expect our results to be back-end loaded due to timing issues related to permitting and other operational considerations for our ION Solutions multi-client business, the influence of natural budgeting cycles on our Data Library business, and the normal seasonal cycles experienced in our business.”
CONFERENCE CALL
     ION has scheduled a conference call for Wednesday, May 7, 2008, at 10:00 a.m. Eastern Time. To participate in the conference call, dial 303-262-2175 at least 10 minutes before the call begins and ask for the ION conference call. A replay of the call will be available approximately two hours after the live broadcast ends and will be accessible until May 22, 2008. To access the replay, dial 303-590-3000 and use pass code 11112880.
     Investors, analysts and the general public will also have the opportunity to listen to the conference call live over the Internet by visiting www.iongeo.com. Also, an archive of the web cast will be available shortly after the call on the company’s website.
About ION
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION is a leading provider of geophysical technology, services, and solutions for the global oil & gas industry. ION’s offerings allow E&P operators to obtain higher resolution images of the subsurface to reduce the risk of exploration and reservoir development, and enable seismic contractors to acquire geophysical data more efficiently. Additional information about ION is available at www.iongeo.com.
The information included herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated revenues, earnings and earnings per share for fiscal 2008, and estimated gross margins, Adjusted EBITDA and operating expenses as a percentage of revenue for fiscal 2008, future sales and market growth, and other statements that are not of historical fact. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with competitor’s product offerings and pricing pressures resulting therefrom; the relatively small number of customers that the Company currently relies upon; the fact that a significant portion of the Company’s revenues is derived from foreign sales; the risks that sources of capital may not prove adequate; the Company’s inability to produce products to preserve and increase market share; collection of receivables; and technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2007.
Tables to follow
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION GEOPHYSICAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2008	2007
Product revenues	$93,034	$123,480
Service revenues	47,125	41,565

Total net revenues	140,159	165,045

Cost of products	59,617	91,704
Cost of services	32,148	34,176

Gross profit	48,394	39,165

Operating expenses:
Research, development and engineering	12,159	11,304
Marketing and sales	11,156	10,637
General and administrative	14,784	11,280

Total operating expenses	38,099	33,221

Income from operations	10,295	5,944
Interest expense	(487)	(1,453)
Interest income	537	615
Other income (expense)	74	(227)
Fair value adjustment of preferred stock redemption features	178	—

Income before income taxes	10,597	4,879
Income tax expense	2,059	1,204

Net income	8,538	3,675
Preferred stock dividends and accretion	910	602

Net income applicable to common shares	$7,628	$3,073

Net income per share:
Basic and Diluted	$0.08	$0.04

Weighted average number of common shares outstanding:
Basic	93,969	80,216
Diluted	98,961	83,247
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION GEOPHYSICAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	March 31,	December 31,
	2008	2007
ASSETS

Current assets:
Cash and cash equivalents	$36,022	$36,409
Restricted cash	6,815	7,052
Accounts receivable, net	160,060	188,029
Current portion of notes receivable, net	4,761	5,454
Unbilled receivables	43,975	22,388
Inventories	163,978	128,961
Prepaid expenses and other current assets	12,852	12,717

Total current assets	428,463	401,010
Non-current deferred income tax asset	2,964	2,872
Property, plant and equipment, net	36,784	36,951
Multi-client data library, net	76,456	59,689
Investments at cost	4,954	4,954
Goodwill	152,529	153,145
Intangible and other assets, net	48,198	50,528

Total assets	$750,348	$709,149

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Notes payable and current maturities of long-term debt	$14,505	$14,871
Accounts payable	54,607	44,674
Accrued expenses	61,157	66,911
Accrued multi-client data library royalties	27,570	29,962
Deferred revenue	17,274	21,278
Deferred income tax liability	2,792	2,792

Total current liabilities	177,905	180,488
Long-term debt, net of current maturities	8,274	9,842
Non-current deferred income tax liability	3,034	3,384
Other long-term liabilities	4,135	4,195
Fair value of preferred stock redemption features	9,378	—

Total liabilities	202,726	197,909

Cumulative convertible preferred stock	60,444	35,000

Stockholders’ equity:
Common stock	950	948
Additional paid-in capital	562,911	559,255
Accumulated deficit	(75,211)	(82,839)
Accumulated other comprehensive income	5,126	5,460
Treasury stock	(6,598)	(6,584)

Total stockholders’ equity	487,178	476,240

Total liabilities and stockholders’ equity	$750,348	$709,149

The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

Reconciliation of Adjusted EBITDA to Net Income
(Non-GAAP Measures)
(In thousands)
(Unaudited)
     Adjusted EBITDA is a Non-GAAP measurement that is presented as an additional indicator of operating performance and is not a substitute for net income or net income per share calculated under generally accepted accounting principals (GAAP). We believe that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of our ongoing business operations, including our ability to service our debt. The calculation of Adjusted EBITDA shown below is based upon amounts derived from the company’s financial statements prepared in conformity with GAAP.

	Three Months Ended
	March 31,
	2008	2007
Net income applicable to common shares	$7,628	$3,073
Interest expense	487	1,453
Interest income	(537)	(615)
Income tax expense	2,059	1,204
Depreciation and amortization expense	16,394	15,260
Fair value adjustment of preferred stock redemption features	(178)	—

Adjusted EBITDA	$25,853	$20,375

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The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.